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                            FORUM FUNDS (THE "TRUST")

                            GRISANTI BROWN VALUE FUND
                               Institutional Class
                                 Investor Class

                       SUPPLEMENT DATED DECEMBER 27, 2007
                      TO PROSPECTUS DATED JANUARY 29, 2007

              THIS SUPPLEMENT IS EFFECTIVE AS OF DECEMBER 28, 2007

Effective December 28, 2007, the name of the SteepleView Fund is changed to the Grisanti Brown Value Fund. Accordingly, all references to the SteepleView Fund are replaced with Grisanti Brown Value Fund.

The Fund also is offering a new class of shares, the Investor Class. As a result, the name of the existing share class is changed from the Institutional Class to I Shares.